UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	August 3, 2026

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Explanatory Note

On August 3, 2026, Teleflex Incorporated (the "Company") filed a Current Report on Form 8-K (the “Original Filing”) reporting that on August 3, 2026 the Company had completed its previously announced sale of its Original Equipment Manufacturing and Development Services business to Lotus US Bidco Inc., a Delaware corporation (the “OEM Purchaser”), pursuant to the Equity Purchase Agreement, dated December 9, 2025, by and between the Company and the OEM Purchaser (the “OEM Transaction”).

In the Original Filing, the Company stated that unaudited pro forma financial information required to be filed under Item 9.01(b) of Form 8-K would be filed by amendment no later than four business days after the closing date of the OEM Transaction. Accordingly, this Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01(b) of the Original Filing solely to include the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K, which is filed as an exhibit hereto and is incorporated herein by reference. Such information should be read in conjunction with the Original Filing. Except as provided herein, the disclosures included in the Original Filing are unchanged.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

Filed herewith as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma consolidated balance sheet as of March 31, 2026 and the unaudited pro forma consolidated statements of income (loss) of the Company for the three months ended March 31, 2026 and for the year ended December 31, 2025, each giving effect to the OEM Transaction.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2026	TELEFLEX INCORPORATED By: /s/ John R. Deren Name: John R. Deren Title: Executive Vice President and Chief Financial Officer